                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                               Westar Energy, Inc.
                   (formerly known as Western Resources, Inc.)

       OFFER TO EXCHANGE ITS FIRST MORGAGE BONDS, 7-7/8% SERIES DUE 2007, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR
            ANY AND ALL OF ITS ISSUED AND OUTSTANDING FIRST MORGAGE
                          BONDS, 7-7/8% SERIES DUE 2007

                    PURSUANT TO THE PROSPECTUS, DATED , 2002

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
,        2002, UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                     The Bank of New York, as Exchange Agent


   By Registered or Certified Mail:          By Overnight Courier and by Hand Delivery after     By Hand Delivery to 4:30 p.m.:
                                              4:30 p.m. on Expiration Date:

        The Bank of New York                         The Bank of New York                            The Bank of New York
      Corporate Trust Operations                  Corporate Trust Operations                      Corporate Trust Operations
          Reorganization Unit                         Reorganization Unit                             Reorganization Unit
      15 Broad Street, 16th Floor                 15 Broad Street, 16th Floor                       15 Broad Street, 16th Floor
          New York, NY 10007                          New York, NY 10007                              New York, NY 10007
                                                         By Facsimile:
                                                        (212) 235-2261

                                                      Confirm by Telephone:
                                                        (212) 235-2363


  Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.



     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 2002 (the "Prospectus"), of Westar Energy, Inc. (formerly known as Western Resources, Inc.), a company organized under the laws of Kansas, and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $365,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7-7/8% Series Due 2007 (the "Exchange Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding First Mortgage Bonds, 7-7/8% Series Due 2007 (the "Outstanding Bonds"), which have not been so registered.

     For each Outstanding Bond accepted for exchange, the registered holder of such Outstanding Bond (collectively with all other registered holders of Outstanding Bonds, the "Holders") will receive an Exchange Bond having a principal amount equal to that of the surrendered Outstanding Bond. Registered holders of Exchange Bonds on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 10, 2002. Outstanding Bonds accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Outstanding Bonds are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Bonds otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter of Transmittal is to be completed by a Holder of Outstanding Bonds if either certificates for such Outstanding Bonds are available to be forwarded herewith or tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Bonds" section of the Prospectus. Holders of Outstanding Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Bonds into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Bonds indicated below. Subject to, and effective upon, the acceptance for exchange of the Outstanding Bonds tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Bonds as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Bonds tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Bonds acquired in exchange for Outstanding Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not such person is the undersigned, that neither the Holder of such Outstanding Bonds nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Bonds and that neither the Holder of such Outstanding Bonds nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Bonds issued pursuant to the Exchange Offer in exchange for the Outstanding Bonds may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Bonds are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Bonds. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Bonds and has no arrangement or understanding to participate in a distribution of Exchange Bonds. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Bonds to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Outstanding Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Bonds. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Bonds tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Exchange Bonds (and, if applicable, substitute certificates representing Outstanding Bonds for any Outstanding Bonds not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Bonds, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Bonds (and, if applicable, substitute certificates representing Outstanding Bonds for any Outstanding Bonds not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Outstanding Bonds Delivered."

      THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING BONDS DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO
            HAVE TENDERED OUTSTANDING BONDS AS SET FORTH IN SUCH BOX.

     List below the Outstanding Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Bonds should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------------------------------------------

                                    DESCRIPTION OF OUTSTANDING BONDS DELIVERED

-------------------------------------------------------------------------------------------------------------------
  Name(s) and Address of Registered Holder(s)                                   Aggregate        Principal Amount
          (Please fill-in, if blank)              Certificate Number(s)*    Principal Amount        Tendered**
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                        Totals:
-------------------------------------------------------------------------------------------------------------------

* Need not be completed if Outstanding Bonds are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Bonds represented by the listed certificates. See Instruction 2. Outstanding Bonds tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    Account Number                             Transaction Code Number
                  ---------------------------                           --------

[_] CHECK HERE IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED PURSUANT TO
    A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder
                             ---------------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution Which Guaranteed Delivery
                                                 -------------------------------

    If Delivered by Book-Entry Transfer, Complete the Following:

    Account Number                             Transaction Code Number
                  ---------------------------                         ----------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL
    COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

    Name
        ------------------------------------------------------------------------

    Address
           ---------------------------------------------------------------------



--------------------------------------------------------     -----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS

              (See Instructions 3 and 4)                                  (See Instructions 3 and 4)

     To be completed ONLY if certificates for                     To be completed ONLY if certificates for
Outstanding Bonds not exchanged and/or Exchange Bonds        Outstanding Bonds not exchanged and/or Exchange
are to be issued in the name of someone other than the       Bonds are to be sent to someone other than the
person or persons whose signature(s) appear(s) on this       person or persons whose signature(s) appear(s) on
Letter of Transmittal below or if Outstanding Bonds          this Letter of Transmittal below or to such person
delivered by book-entry transfer which are not               or persons at an address other than shown in the
accepted for exchange are to be returned by credit to        box entitled "Description of Outstanding Bonds
an account maintained at the Book-Entry Transfer             Delivered" on this Letter of Transmittal above.
Facility other than the account indicated above.

Issue Exchange Bonds and/or Outstanding Bonds to:            Mail Exchange Bonds and/or Outstanding Bonds to:
Name:                                                        Name:
     ------------------------------------------------             ---------------------------------------------
                 (Please Type or Print)                                     (Please Type or Print)

Address:
        ----------------------------------------------       Address:------------------------------------------
                                            (Zip Code)                                               (Zip Code)

[_] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry
     Transfer Facility account set forth below.

------------------------------------------------------
        (Book-Entry Transfer Facility Account)

-------------------------------------------------------     ------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                                 ANY BOX ABOVE

                                PLEASE SIGN HERE

         (All Tendering Holders Must Complete This Letter of Transmittal
                    And The Accompanying Substitute Form W-9)

Dated:                                         , 2002
        ---------------------------------------

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                                  (Signature(s)

Area Code and Telephone Number:
                               -------------------------------------------------

If a holder is tendering any Outstanding Bonds, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Bonds or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------
               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:
                                                   -----------------------------
                                                       (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:                                                                   , 2002
      -------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
  THE FIRST MORTGAGE BONDS, 7-7/8% SERIES DUE 2007 OF WESTAR ENERGY, INC., WHICH
      HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY
       AND ALL OF THE ISSUED AND OUTSTANDING FIRST MORTGAGE BONDS, 7-7/8% SERIES
                         DUE 2007 OF WESTAR ENERGY, INC.

1. Delivery Of This Letter And Outstanding Bonds; Guaranteed Delivery
   Procedures.

   This Letter of Transmittal is to be completed by Holders of Outstanding
Bonds either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Bonds" section of the Prospectus. Certificates for all physically tendered Outstanding Bonds, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Bonds tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

   Holders whose certificates for Outstanding Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Bonds pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Bonds and the amount of Outstanding Bonds tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Bonds, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Bonds, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

   The method of delivery of this Letter of Transmittal, the Outstanding Bonds and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Outstanding Bonds are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

   See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not Applicable to Holders Who Tender By Book-Entry
   Transfer).

   If less than all of the Outstanding Bonds evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Bonds to be tendered in the box above entitled "Description of Outstanding Bonds -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Bonds will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Outstanding Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures On This Letter, Bond Powers and Endorsements, Guarantee Of Signatures.

     If this Letter of Transmittal is signed by the Holder of the Outstanding Bonds tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the Holder or Holders of the Outstanding Bonds specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Exchange Bonds are to be issued, or any untendered Outstanding Bonds are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING BONDS OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING BONDS ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING BONDS (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING BONDS) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Outstanding Bonds should indicate in the applicable box the name and address to which Exchange Bonds issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Bonds not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Bonds by book-entry transfer may request that Outstanding Bonds not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Outstanding not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Bonds to it or its order pursuant to the Exchange Offer. If, however, Exchange Bonds and/or substitute Outstanding Bonds not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Outstanding Bonds tendered hereby, or if tendered Outstanding Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Bonds to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Bonds with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Bonds specified in this Letter of Transmittal.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Outstanding Bonds , by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Bonds for exchange.

     Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Bonds, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Outstanding Bonds.

     Any Holder whose Outstanding Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Withdrawal of Tenders.

     Tenders of Outstanding Bonds may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Bonds to be withdrawn, identify the Outstanding Bonds to be withdrawn (including the principal amount of such Outstanding Bonds ), and (where certificates for Outstanding Bonds have been transmitted) specify the name in which such Outstanding Bonds are registered, if different from that of the withdrawing Holder. If certificates for Outstanding Bonds have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Outstanding Bonds have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Bonds and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Bonds which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Outstanding

Bonds tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Outstanding Bonds will be credited to an account maintained with such Book-Entry Transfer Facility for the Outstanding Bonds) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Bonds may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Bonds" section of the Prospectus at any time on or prior to the Expiration Date.

10.  Requests For Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

                            IMPORTANT TAX INFORMATION

         Under current United States federal income tax law, a Holder of Exchange Bonds is required to provide the Company (as payor) with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Exchange Bonds delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Bonds . If a Holder of Exchange Bonds is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a Holder of Exchange Bonds may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective Holder of Exchange Bonds to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain Holders of Exchange Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective Holders of Exchange Bonds should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 BEN or Form W-8 ECI (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 30% of any payment made to the Holder of Exchange Bonds or other payee. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any Exchange Bonds delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Bonds , each prospective Holder of Exchange Bonds to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder is awaiting a TIN) and that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective Holder of Exchange Bonds to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Bonds . If the Exchange Bonds will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                       PAYOR'S NAME: THE BANK OF NEW YORK


------------------------------------------------------------------------------------------------------------------------------
                                        PART I--PLEASE PROVIDE YOUR TIN IN
                                        THE BOX AT RIGHT OR INDICATE THAT     TIN:------------------------------
                                        YOU APPLIED FOR A TIN AND CERTIFY           Social Security Number or
                                        BY SIGNING AND DATING BELOW.                Employer Identification Number

                                                                              TIN Applied for [_]

                                        --------------------------------------------------------------------------------------
Substitute                              PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                                (1)    The number shown on this form is my correct Taxpayer
                                               Identification Number (or I am waiting for a number to be issued
Department of the Treasury                     to me);
Internal Revenue Service                (2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to
Payor's Request for Taxpayer                   backup withholding as a result of a failure to report all interest or dividends,
Identification Number ("TIN")                  or (c) the IRS has notified me that I am no longer subject to backup
and Certification                              withholding; and

                                        (3)    any other information provided on this form is true and correct.

                                        Signature:                                 Date:
                                                   --------------------------           -----------------------------

------------------------------------------------------------------------------------------------------------------------------

          You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF NEW BONDS TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF THE NEW BONDS DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE NEW BONDS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 1 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------         --------------------------------
          Signature                                  Date


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